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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-83392, No. 333-54980, No. 333-31138) of
Escalon Medical Corp. of our reports dated August 17, 2001 and August 16, 2002 relating to the financial statements, which appear in this Annual Report on Form 10-K/A for the years ended June 30, 2001 and June 30, 2002, respectively.

/s/ Parente Randolph, LLC

Philadelphia, Pennsylvania
March 3, 2003